UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026

Star Equity Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 101
Old Greenwich, CT 06870
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (203) 489-9500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STRR	The NASDAQ Stock Market LLC
Series A Preferred Stock, $0.001 par value	STRRP	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Star Equity Holdings, Inc. (“Star”) held its Annual Meeting of Stockholders on May 27, 2026 (the “Annual Meeting”). As of the close of business on March 31, 2026, the record date for the Annual Meeting, there were 3,707,314 shares of Star’s common stock, par value $0.001 per share (the “Common Stock”), outstanding and entitled to vote. A total of 3,176,323 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, Star’s stockholders:

(a) Elected seven directors to serve on Star’s board of directors until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

(b) Approved, on a non-binding advisory basis, the compensation of Star’s named executive officers as disclosed in Star’s proxy statement filed on April 30, 2026 (the “Proxy Statement”) (Proposal 2);

(c) Ratified the appointment of Wolf & Company, P.C. as Star’s independent registered public accounting firm to audit Star’s financial statements for the fiscal year ending December 31, 2026 (Proposal 3);

For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:

Proposal 1 - Election of Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mimi K. Drake	2,244,844	3,617	927,862
Jeffrey E. Eberwein	2,205,471	42,990	927,862
Todd Fruhbeis	2,245,179	3,282	927,862
Connia M. Nelson	2,204,134	44,327	927,862
Jennifer Palmer	2,244,955	3,506	927,862
Louis Parks	2,245,135	3,326	927,862
Robert G. Pearse	2,204,482	43,979	927,862

Proposal 2 - Approval, on a non-binding advisory basis, of the compensation of Star’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,047,900	99,960	100,601	927,862

Proposal 3 - Ratification of the appointment of Wolf & Company, P.C. as Star’s independent registered public accounting firm to audit Star’s financial statements for the fiscal year ending December 31, 2026

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,173,908	2,415	—	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included with this Current Report on Form 8-K:

EXHIBIT INDEX

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC. (Registrant)

By:	/s/ MATTHEW K. DIAMOND
Matthew K. Diamond
Chief Accounting Officer

	Dated:	May 27, 2026

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